U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

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                            FORM 8-K

                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): January 30, 1997


                     Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


   Florida               1-11968             65-0142837
  (State of            (Commission         (IRS Employer
Incorporation)         File Number)     Identification Number)




      18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-5625




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Item 5.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Upon the direction of its Board of Directors, the registrant dismissed Michaelson & Co., P.A. ("Michaelson") as its principal independent accountant on January 30, 1997, and engaged Weinberg Pershes & Company, P.A. to audit its financial statements for 1996.

Michaelson had previously reported on the financial statements of the registrant for 1994 and 1995. Neither of those reports contained an adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope or accounting principles. The registrant and Michaelson have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Michaelson's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The registrant has provided Michaelson with a copy of this report simultaneously with the filing hereof and requested it to furnish a letter addressed to the Securities and Exchange Commission as required by Item 304(a) of Regulation S-B.


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                       S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 1997


                    By:    //Frank W. Brooks
                           ________________________________
                           Franklin W. Brooks, Chairman

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